[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit 10.22

AMENDMENT NO. 4 TO DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT [ * ]

This Amendment No. 4 to the Development and Manufacturing Services Agreement (“Fourth Amendment”) is made, entered into as of the date of last signature below (the “Execution Date”), and effective as of October 1, 2019 (the “Fourth Amendment Effective Date”) by and between ATARA BIOTHERAPEUTICS, INC., a Delaware corporation with offices at 611 Gateway Boulevard, Suite 900, South San Francisco, California 94080 (“Atara”); and COGNATE BIOSERVICES INC., a Delaware corporation with offices at 4600 East Shelby Drive, Suite 108, Memphis, TN 38118 (“Manufacturer”).  Each of Atara and Manufacturer are referred to in this Fourth Amendment as a “Party” and together, the “Parties.”  All capitalized terms used, but not otherwise defined herein, shall have the same meaning ascribed to them in the Services Agreement (as defined below).

BACKGROUND

WHEREAS, the Parties have entered into that certain Development and Manufacturing Services Agreement (the “Original Services Agreement”) effective as of August 10, 2015, pursuant to which Atara engaged Manufacturer to perform certain process development and manufacturing services in relation to Atara’s products, as further described in individual work orders entered into thereunder (the “Services”, as further defined in the Services Agreement);

WHEREAS, the Parties entered into the First Amendment to the Original Services Agreement effective December 21, 2017 (the “First Amendment”) to provide for Atara’s [ * ] certain Services at Manufacturer’s facility;

WHEREAS, the Parties entered into the Second Amendment to the Original Services Agreement effective May 4, 2018, and subsequently amended and restated effective November 4, 2018 (collectively, the “Amended and Restated Second Amendment”) to further revise certain terms of the Services Agreement;

WHEREAS, the Parties entered into the Third Amendment to the Original Services Agreement effective June 28, 2019 (the “Third Amendment”) to further revise certain terms of the Services Agreement;

WHEREAS, the Original Services Agreement, as amended by the First Amendment, the Amended and Restated Second Amendment, and the Third Amendment are collectively referred to in this Fourth Amendment as the “Services Agreement”;

WHEREAS, the Parties have agreed to further amend the Services Agreement to revise the [ * ] of the Services Agreement [ * ], extend the Term of the Services Agreement, and revise certain other terms of the Services Agreement; and

WHEREAS, Section 15.7 of the Services Agreement provides that the Services Agreement may only be modified by a writing signed by authorized representatives of each Party.

NOW, THEREFORE, the Parties desire, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, to amend the Services Agreement as set forth in this Fourth Amendment as of the Fourth Amendment Effective Date.

1.	Section 14.1 of the Services Agreement is hereby deleted in its entirety and replaced as follows:

“14.1Term.  This Agreement is effective as of the Effective Date and, unless terminated pursuant to this Article 14 or superseded by a CSA, will expire on December 1, 2019.  Notwithstanding the termination or expiration of this Agreement, the terms and conditions of this Agreement shall continue to apply to any active or in progress Work Orders until such Work Order has been completed, expired or otherwise terminated in accordance with the terms herein.”

2.	Section 1 in Exhibit F to the Services Agreement, [ * ], is hereby deleted in its entirety and replaced as follows:

[ * ]

3.	Notwithstanding anything herein to the contrary, the Parties agree that in lieu of [ * ] set forth in Section 1 in Exhibit F to the Services Agreement, [ * ] is as follows: [ * ].
4.	Section 7 in Exhibit F (to Services Agreement), [ * ], is hereby deleted in its entirety and replaced as follows:

[ * ]

5.	Section 8 in Exhibit F (to Services Agreement), [ * ] , is hereby deleted in its entirety and replaced as follows:

[ * ]

6.	Schedule 2, [ * ] , to the Third Amendment is hereby deleted in its entirety and replaced with Exhibit B attached to this Fourth Amendment.
7.

The Parties acknowledge and agree that as of the Fourth Amendment Effective Date, Atara has         [ * ], in accordance with the terms of the Services Agreement prior to the amendment of the Services Agreement by this Fourth Amendment, and notwithstanding anything to the contrary in this Fourth Amendment, on the Fourth Amendment Effective Date, Manufacturer may invoice Atara for [ * ].   For the avoidance of doubt, the [ * ].  For clarity, [ * ] are set forth in Exhibit A to this Fourth Amendment.

8.	The Parties acknowledge and agree the [ * ], as more specifically set forth in Exhibit B.
9.

This Fourth Amendment is governed by and interpreted in accordance with the laws of the State of New York, U.S.A., without reference to the principles of conflicts of laws. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to the transactions contemplated by this Fourth Amendment. Except as specifically amended by this Fourth Amendment, the terms and conditions of the Services Agreement shall remain in full force and effect. This Fourth Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Except to the extent expressly provided herein, the Services Agreement, as amended by this Fourth Amendment, including all appendices, exhibits and schedules to each of the foregoing, together with all Work Orders executed by the Parties, constitute the entire agreement between the Parties relating to the subject matter of the Services Agreement and supersede all previous oral and written communications, including all previous agreements, between the Parties.

[SIGNATURE PAGE TO FOLLOW]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, the undersigned have executed this Fourth Amendment as of the last date of party-signature written below.

ATARA BIOTHERAPEUTICS, INC.		COGNATE BIOSERVICES, INC.

By:	/s [ * ]	By:	/s [ * ]
Print Name:	[ * ]	Print Name:	[ * ]
Title:	[ * ]	Title:	[ * ]
Date:	[ * ]	Date:	[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT A

Schedule 2

[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT B

[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.